                     METLIFE INVESTORS USA INSURANCE COMPANY
                    METLIFE INVESTORS USA SEPARATE ACCOUNT A

                    FIRST METLIFE INVESTORS INSURANCE COMPANY
              FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE

                          SUPPLEMENT DATED MAY 1, 2011
                                       TO
               PROSPECTUSES DATED APRIL 30, 2007 (AS SUPPLEMENTED)


This supplement revises information in the prospectuses dated April 30, 2007 (as supplemented) for the Protected Equity Portfolio variable annuity contracts issued by MetLife Investors USA Insurance Company and First MetLife Investors Insurance Company ("we," "us," or "our"). This supplement should be read in its entirety and kept together with your prospectus for future reference. If you would like another copy of the prospectus, write to us at 5 Park Plaza, Suite 1900, Irvine, CA 92614 or call us at (888) 556-5412 to request a free copy.

1.   HIGHLIGHTS

In "HIGHLIGHTS" section of the prospectus, replace the "Non-Natural Persons As Owners" paragraph with the following:

     NON-NATURAL PERSONS AS OWNERS. If the owner of a non-qualified annuity contract is not a natural person (e.g., a corporation, partnership or certain trusts), gains under the contract are generally not eligible for tax deferral. The owner of this contract can be a natural person, a trust established for the exclusive benefit of a natural person, a charitable remainder trust or other trust arrangement (if approved by us). The owner of this contract can also be a beneficiary of a deceased person's contract that is an Individual Retirement Account or non-qualified deferred annuity. A contract generally may have two owners (both of whom must be individuals). The contract is not available to corporations or other business organizations, except to the extent an employer is the purchaser of a SEP or SIMPLE IRA contract. Subject to state approval, certain retirement plans qualified under the Internal Revenue Code may purchase the contract. If a non-natural person is the owner of a Non-Qualified Contract, the distribution on death rules under the Internal Revenue Code may require payment to begin earlier than expected and may impact the usefulness of the living and/or death benefits.

     NON-NATURAL PERSONS AS BENEFICIARIES. Naming a non-natural person, such as a trust or estate, as a beneficiary under the contract will generally eliminate the beneficiary's ability to stretch the contract or a spousal beneficiary's ability to continue the contract and the living and/or death benefits.

                                                                    SUPP-PEP0511

2. INVESTMENT PORTFOLIO EXPENSES

     Investment Portfolio Expenses
     -----------------------------
     (as a percentage of average daily net assets of the investment portfolio)

     The following table is a summary. The investment portfolio expense information provided is for the year ended December 31, 2010. For more complete information on investment portfolio fees and expenses, please refer to the prospectus for the investment portfolio.

     METLIFE STOCK INDEX PORTFOLIO (CLASS D) OF METROPOLITAN SERIES FUND, INC.

Management Fees:                           0.25%
12b-1/Service Fees:                        0.10%
Other Expenses:                            0.02%
Acquired Fund Fees and Expenses:           0.00%
                                           ----
Total Annual Portfolio Expenses:           0.37%
Contractual Expense Subsidy or Deferral:   0.01%
                                           ----
Net Total Annual Portfolio Expenses:       0.36%

3.   EXPENSES

In the "EXPENSES" section, under "Withdrawal Charge," add the following as the last sentence before the "Free Withdrawal Amount" heading:

     A withdrawal charge may be assessed if prior purchase payments are withdrawn pursuant to a divorce or separation instrument, if permissible under tax law.

Replace the last two paragraphs under the "Free Withdrawal Amount" heading with the following:

     We do not assess the withdrawal charge on any payments paid out as annuity payments or as death benefits. In addition, we will not assess the withdrawal charge on required minimum distributions from Qualified Contracts in order to satisfy federal income tax rules or to avoid required federal income tax penalties. This exception only applies to amounts required to be distributed from this contract. We do not assess the withdrawal charge on earnings in your contract.

     NOTE: For tax purposes, earnings from Non-Qualified Contracts are considered to come out first.

4.   ANNUITY PAYMENTS (THE INCOME PHASE)

In the "ANNUITY PAYMENTS (THE INCOME PHASE)" section, under the "Annuity Options" heading, add the following as the third-to-last paragraph:

     Tax rules with respect to decedent contracts may prohibit the election of Joint and Last Survivor annuity options (or income types) and may also prohibit payments for as long as the owner's life in certain circumstances.

5.   ACCESS TO YOUR MONEY

In the "ACCESS TO YOUR MONEY" section, under the "Systematic Withdrawal Program" heading, add the following as the second paragraph:

     We will terminate your participation in the Systematic Withdrawal Program when we receive notification of your death in good order.

6.   DEATH BENEFIT

In the "DEATH BENEFIT" section, under the "Upon Your Death" heading, add the following as the last paragraph:

     If we are presented in good order with notification of your death before any requested transaction is completed (including transactions under the Systematic Withdrawal Program), we will cancel the request. As described above, the death benefit will be determined when we receive both due proof of death and an election for the payment method.

7.   FEDERAL INCOME TAX STATUS

In the "FEDERAL INCOME TAX STATUS" section, under the "Annuity Payments" heading, add the following as the last paragraph:

     Starting in 2011, if your contract allows and you elect to apply less than the entire account value of your contract to a pay-out option provided under the contract ("partial annuitization"), an exclusion ratio will apply to the annuity payments you receive, provided the payout period is for 10 years or more, or for the life of one or more individuals. Your after-tax purchase payments in the contract will be allocated pro rata between the annuitized portion of the contract and the portion that remains deferred. Consult your own independent tax adviser before you partially annuitize your contract.

        THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE

5 Park Plaza, Suite 1900                   Telephone: 888-556-5412
Irvine, CA 92614


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